Exhibit 99.2 Follows

UNITED STATES BANKRUPTCY COURT

FOR THE NORTHERN DISTRICT OF GEORGIA

ATLANTA DIVISION

IN RE:	:	CHAPTER 11
:
TECTONIC NETWORK, INC., and	:	CASE NO. 05-78966
TECTONIC SOLUTIONS, INC.,	:	CASE NO. 05-78955
:
Debtors.	:	JUDGE MASSEY
	:	(Jointly Administered Under
	:	CASE NO. 05-78966)
:

STIPULATION AND CONSENT ORDER (a) RESOLVING CERTAIN

MOTIONS BY THE AD HOC COMMITTEE (DOCKET # 119),

(b) LIFTING THE AUTOMATIC STAY TO PERMIT MEMBERS OF THE AD HOC COMMITTEE OF EQUITY HOLDERS THE RIGHT TO PURSUE CLAIMS AGAINST THE DEBTORS’ OFFICERS AND DIRECTORS AND

(c) AUTHORIZING THE DEBTORS TO ABANDON SUCH CLAIMS

WHEREAS, the Ad Hoc Committee of Equity Holders (the “Committee”) whose members are shareholders of one of the Debtors, Tectonic Network, Inc. (“Network”) has moved this Court for an order converting the within Chapter 11 cases to Chapter 7 (the “Committee Conversion Motion”, Docket # 59);

WHEREAS, the Debtors have moved this Court for an order authorizing them (1) to settle certain accounts receivable and (2) to license certain source codes (the “Debtors’ Accounts Motion”) and the Committee has filed an Objection thereto (the “ Committee’s Objection”);

WHEREAS, the Committee has moved this Court for an Order approving the Appointment of an official committee of equity holders (“Equity Committee Motion”) and the Debtors have objected thereto, which motion has been adjourned from time to time;

WHEREAS, the Equity Committee Motion sought authority to investigate and pursue any and all claims against the Debtors’ directors and officers, including but not limited to claims for fraud, breach of fiduciary duty and breach of the duty of care and loyalty which were assertable prior to the filing of these chapter 11 cases, and claims for fraudulent conveyances (the “Claims”). For the purposes of this Stipulation and Consent Order, the Claims do not include the cause of action the Estate has or may have against the Debtors’ directors and officers for preferential transfers pursuant to either Bankruptcy Code § 547 or any applicable state law authorizing the recovery of such preferential transfers (the “Preference Claims”);

WHEREAS, the Debtors filed a Joint Plan of Reorganization, dated March 24, 2006 (as same may be amended from time to time, the “Plan”). The Plan provided for releases and exculpation (the “Releases”) of all claims against officers and directors, including the Claims, to which Releases the Committee objects;

WHEREAS, the Estate and the Debtors believe it is impractical and not an effective use of Estate resources to prosecute the Claims, have declined to do so and do not oppose the lifting of the automatic stay to permit the prosecution of same by the members of the Committee, either individually or by class action;

WHEREAS, the Debtors, their bankruptcy estate (the “Estate”) and the Committee have negotiated in good faith to resolve their differences with regard to the three above-referenced motions and wish to resolve those differences by the withdrawal of the Committee Conversion and Equity Committee Motions, the withdrawal of the Committee Objection and the covenants and agreements set forth below;

WHEREAS, the relief granted herein is in the best interested of the estate and is necessary and beneficial to the fair and efficient resolution of the bankruptcy proceedings herein, and upon due deliberation and sufficient cause appearing;

It is hereby stipulated and agreed by and between the Debtors, the Estate and the Committee and Ordered by the Court as follows.

1.	The above recitals are incorporated herein.
2.	The Committee hereby withdraws the Conversion Motion without prejudice, and the Equity Committee Motion and the Committee Objection with prejudice.
3.

Pursuant to Bankruptcy Code §§ 105, 362, 363 and 554(a), and Bankruptcy Rules 4001 and 9019, the automatic stay of 11 U.S.C. Section 362 shall be terminated to permit the members of the Committee as shareholders of Network to pursue the Claims (which excludes the Preference Claims) against the Debtors’ directors and officers in a forum outside of the within chapter 11 proceedings.

4.	Upon the entry of this Order, and subject to objection as set forth below, the Claims shall be deemed to be abandoned.
5.

The Estate shall not be responsible or liable for any costs incurred by the Committee or its members in their pursuit of the Claims. Unless a member of the Committee, no officer, director or employee of the Debtors, may share in any recovery from any of the Claims and recoveries from the

Claims shall inure solely to the benefit of the Committee or its members subject to any applicable law requiring the Committee to share any recoveries with similarly situated members of the class.

6.	All Preference Claims against officers, directors and employees are retained by the Estate subject to the disposition it deems proper and subject to further order of this court.
7.

In the event circumstances arise in this or any future proceeding or action which, in the sole discretion of the Committee and/or its members pursuing the Claims, require the Estate or the Debtors to execute any further documents or the Court to enter any further orders to formally assign, deliver or abandon the Claims to the Committee and/or its members, the Estate and the Debtors shall execute such documents, and fully cooperate with the Committee to effectuate such relief.

8.

This Court shall retain jurisdiction to take any future action necessary to effectuate any action which permits the Committee to pursue the Claims, including without limitation supplementing or amending this order to effectuate such relief in favor of the Committee’s derivative right to pursue the Claims.

9.

Neither the Plan nor any order of this or any other court, including a confirmation order of the Plan, may approve any releases of the Claims, which Claims are hereby preserved for the benefit of the Committee. No Plan may be confirmed which is inconsistent with the terms hereof.

10.

Debtors’ counsel shall serve this Stipulation and Consent Order on all creditors of the Debtors, all parties who have filed Notices of Appearance, the United States Trustee, all current and past officers and directors of the Debtors who served at any time on or after October 1, 2001 and all shareholders of Network on or before April 14, 2006.

11.

Any person who objects to the terms of this Stipulation and Consent Order shall file a written objection, stating the grounds therefore, on or before the close of business[1] on the 17th day of May, 2006 with the Clerk, U.S. Bankruptcy Court, 1340 U.S. Courthouse, 75 Spring Street, S.W., Atlanta, Georgia 30303-3367, and shall serve a copy on the attorneys for Debtors and attorneys for the Committee at the addresses set forth below.

12.

Any objection not timely filed and served as set forth herein is deemed waived. If no objection is filed as set forth above, this Stipulation and Consent Order shall thereupon stand approved without further notice or hearing.

_________________________

 Objections filed electronically may be filed up to 11:59:59 p.m. All other objections must be filed by delivery to the Clerk’s Office at or before 4:00 p.m.

13.	If an objection is filed, a hearing will be held in Courtroom 1404, U.S. Courthouse, 75 Spring Street, S.W., Atlanta, Georgia at 10:00 a.m. on the 23rd day of May, 2006.
It is SO ORDERED this 12th day of April, 2006.

/s/ James E. Massey
JAMES E. MASSEY
UNITED STATES BANKRUPTCY JUDGE

Prepared by and Consented to:	Prepared by and Consented to:
OLSHAN GRUNDMAN FROME ROSENZWEIG & WOLOSKY LLP	LAMBERTH, CIFELLI, STOKES & STOUT, P.A.
Attorneys for the Ad Hoc Committee of Equity Holders	Attorneys for Debtors
Thomas J. Fleming, Esq.
Michael S. Fox, Esq.
Adam H. Friedman, Esq.	By: /s/ Gregory D. Ellis
Park Avenue Tower	Gregory D. Ellis
65 East 55th Street	Georgia Bar No. 245310
New York, New York 10022	William D. Matthews
Telephone: (212) 452-2300	Georgia Bar No. 480865
Facsimile: (212) 451-2222	3343 Peachtree Road NE, Suite 550
-AND-	Atlanta, Georgia 30326-1022
Telephone: (404) 262-7373
COHEN POLLOCK MERLIN AXELROD & SMALL, P.C.	E-Mail: gellis@lcsslaw.com

By: /s/ Gus H. Small
Gus H. Small
GA Bar No.: 653200
3350 Riverwood Parkway, Suite 1600
Atlanta, Georgia 30339
Telephone: (770) 857-4806
Fax: (770) 857-4807
E-Mail: gsmall@cpmas.com

Identification of parties to be served pursuant to BLR 9013-3(c)(2) NDGa.:

Gregory D. Ellis, Lamberth, Cifelli, Stokes & Stout, P.A., 3343 Peachtree Rd., NE, Suite 550, Atlanta, Georgia 30326